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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, DC 20549-1004



                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of earliest event reported) August 7, 2007



                           GENERAL MOTORS CORPORATION
             (Exact Name of Registrant as Specified in its Charter)



            STATE OF DELAWARE                                  38-0572515
            -----------------                                  ----------
        (State or other jurisdiction of                     (I.R.S. Employer
        Incorporation or Organization)                     Identification No.)


      300 Renaissance Center, Detroit, Michigan                 48265-3000
      -----------------------------------------                 ----------
      (Address of Principal Executive Offices)                  (Zip Code)




                                 (313) 556-5000
              (Registrant's telephone number, including area code)


                                 Not Applicable
          (Former name or former address, if changed since last report)





Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

{ } Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

{ } Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17-CFR
    240.14a-12)

{ } Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

{ } Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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                                TABLE OF CONTENTS

Item 2.01 Completion of Acquisition or Disposition of Assets
Item 9.01 Financial Statements and Exhibits
Signature
Exhibit Index
Press Release dated August 7, 2007



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ITEM 2.01   Completion of Acquisition or Disposition of Assets

   On August 7, 2007, General Motors Corporation ("GM"), The Carlyle Group ("Carlyle") and Onex Corporation ("Onex") announced that GM has completed the sale of its Allison Transmission business ("Allison Transmission") to Clutch Operating Company, Inc., a Delaware corporation formed by Carlyle and Onex for purposes of the acquisition of Allison Transmission ("Purchaser") for $5.6 billion, pursuant to the Asset Purchase Agreement, dated June 28, 2007, as amended, by and among GM and Purchaser. The purchase price is subject to adjustment based on the amount of Allison's (1) net working capital and (2) debt on the closing date. Based on these amounts, a payment may be due from either party within approximately forty days after the closing date. Any such payment will be an adjustment to the amount of gain recognized on the transaction. GM expects to recognize a gain on the sale of Allison in the range of $5.1 billion to $5.4 billion in the third quarter of 2007. The sale included the commercial and military operations of Allison Transmission, including seven manufacturing facilities in Indianapolis, Indiana and Allison Transmission's worldwide distribution network and sales offices. The transmission production facility near Baltimore, Maryland dedicated to GM's pick-up trucks was not included in the sale and remains with GM.

   On August 7, 2007, GM issued a press release announcing the completion of the sale of Allison Transmission. The press release is attached as Exhibit 99.1 hereto and is incorporated by reference herein.

ITEM 9.01   Financial Statements and Exhibits

99.1 Press Release dated August 7, 2007 issued by General Motors Corporation announcing the completion of the sale of Allison Transmission.

99.2 General Motors Corporation Unaudited Pro Forma Condensed Consolidated Financial Statements*

*Incorporated by reference from Exhibit 99.1 to the Form 8-K filed on May 23, 2007 pursuant to general instructions B.3. of the Form 8-K, which allows incorporation by reference of a previously reported event, transaction or information that is substantially similar.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          GENERAL MOTORS CORPORATION
                                          --------------------------
                                          (Registrant)


Date:  August 13, 2007               By:  /s/Nick S. Cyprus
                                          -------------------------------------
                                          Nick S. Cyprus, Controller and Chief
                                          Accounting Officer



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                                  EXHIBIT INDEX

Exhibit No.     Description
------------    ---------------------------------------------------------------
99.1            Press Release dated August 7, 2007 issued by General Motors
                Corporation announcing the completion of the sale of Allison
                Transmission.

99.2 General Motors Corporation Unaudited Pro Forma Condensed Consolidated Financial Statements*

*Incorporated by reference from Exhibit 99.1 to the Form 8-K filed on May 23, 2007 pursuant to general instructions B.3. of the Form 8-K, which allows incorporation by reference of a previously reported event, transaction or information that is substantially similar.